 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Arax Holdings Corp, Inc. (the “Company”) on Form 10-K for the fiscal year ended October 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Ockert Loubser, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ockert Loubser
Ockert Loubser
Chief Executive Officer
(Principal Executive Officer)

Dated: February 9, 2023

In connection with the annual report of Arax Holdings Corp, Inc. (the “Company”) on Form 10-K for the fiscal year ended October 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, I, Christopher D. Strachan, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher D. Strachan
Christopher D. Strachan
Chief Financial Officer
(Principal Financial Officer)

Dated: February 9, 2023